MACOM Reports Preliminary Fiscal Second Quarter 2019 Non-GAAP Financial Results
Complete Fiscal Second Quarter Financial Results to be Announced on May 7, 2019

LOWELL, MA, April 24, 2019 - MACOM Technology Solutions Holdings, Inc. (Nasdaq: MTSI) (“MACOM”), a leading supplier of high-performance RF, microwave, millimeterwave and lightwave semiconductor products, today reported preliminary non-GAAP financial results for the company’s second fiscal quarter ending March 29, 2019.

Non-GAAP revenue in the quarter is expected to be approximately $121 million, compared to guidance of $134 million to $142 million. Non-GAAP gross margin is expected to be around 49%, which includes $8 million in inventory reserves primarily associated with data center materials, or roughly 600 basis point of gross margin impact. This compares to non-GAAP gross margin guidance of 55% to 57%, which did not reflect the inventory reserve. Non-GAAP earnings per share is expected to be a loss of ($0.18), compared to guidance for adjusted earnings per share of $0.04 to $0.12.

President and Chief Executive Officer, John Croteau commented, “We are clearly disappointed with our preliminary fiscal Q2 results. There were several contributing factors, the majority of which were rooted in the acute inventory correction that is currently underway among Cloud Data Center customers.

“Over the course of the quarter, demand across our Cloud Data Center businesses deteriorated beyond our original forecasts due to the rapid deceleration of this previously high-growth end market. The decline in new orders from Cloud Service Providers caused component inventory levels to grow more than we originally anticipated at many of our transceiver customers. This resulted in lower product revenue and was compounded by a corresponding impact across the supply chain as cloud customers delayed the ramp of new products and new transceiver suppliers.

“As a result, we did not recognize certain solutions revenue from a new customer in Q2, which we had originally anticipated in building our Q2 guidance. Moreover, the current demand environment drove cloud customers to deprioritize qualifying new suppliers during the quarter, creating added uncertainty in the timing of revenue from new players.

“Lastly, given light backlog and weak end market demand we recorded inventory reserves associated with certain Data Center products that we were ramping. The net result was a significantly larger decline in EPS and margin relative to the associated decrease in product revenue.”

Mr. Croteau concluded, “We believe that fiscal Q2 represents the bottom of the inventory correction in Data Center, as customer forecasts and market reports remain bullish for the second half of the calendar year. Given our leadership in 100G, 200G and 400G, CWDM and PAM-4 - across analog, DSP, laser and L-PIC content - we believe that we remain well positioned when orders turn back on. We will provide further commentary and fiscal Q3 guidance at our regularly scheduled earnings call in early May.”

Conference Call
MACOM will host a conference call on May 7, 2019 at 5:00 p.m. Eastern Time to discuss its fiscal second quarter 2019 financial results and business outlook. Investors and analysts may join the conference call by dialing 1-877-837-3908 and providing the passcode 6194258.

International callers may join the teleconference by dialing +1-973-872-3000 and entering the same passcode at the prompt. A telephone replay of the call will be made available beginning two hours after the call and will remain available for five business days. The replay number is 1-855-859-2056 with a passcode of 6194258. International callers should dial +1-404-537-3406 and enter the same passcode at the prompt.

Additionally, this conference call will be broadcast live over the Internet and can be accessed by all interested parties in the Investors section of MACOM's website at http://www.macom.com. To listen to the live call, please go to the Investors section of MACOM's website and click on the conference call link at least fifteen minutes prior to the start of the conference call. For those unable to participate during the live broadcast, a replay will be available shortly after the call and will remain available for approximately 30 days.
About MACOM
MACOM enables a better-connected and safer world by delivering breakthrough semiconductor technologies for optical, wireless and satellite networks that satisfy society’s insatiable demand for information.

Today, MACOM powers the infrastructure that millions of lives and livelihoods depend on every minute to communicate, transact business, travel, stay informed and be entertained.  Our technology increases the speed and coverage of the mobile Internet and enables fiber optic networks to carry previously unimaginable volumes of traffic to businesses, homes and datacenters.

Keeping us all safe, MACOM technology enables next-generation radars for air traffic control and weather forecasting, as well as mission success on the modern networked battlefield.

MACOM is the partner of choice to the world’s leading communications infrastructure, aerospace and defense companies, helping solve their most complex challenges in areas including network capacity, signal coverage, energy efficiency and field reliability, through its best-in-class team and broad portfolio of RF, microwave, millimeterwave and lightwave semiconductor products.

MACOM is a pillar of the semiconductor industry, thriving for more than 60 years of daring to change the world for the better, through bold technological strokes that deliver true competitive advantage to customers and superior value to investors.

Headquartered in Lowell, Massachusetts, MACOM is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. MACOM has design centers and sales offices throughout North America, Europe and Asia.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners. For more information about MACOM, please visit  www.macom.com follow @MACOMtweets on Twitter, join MACOM on LinkedIn and Facebook or visit the MACOM YouTube Channel.

Special Note Regarding Forward-Looking Statements
This press release and our commentary in our conference call held today each contain forward-looking statements based on MACOM management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among others, information concerning our estimated financial results for our fiscal second quarter, our stated business outlook and future results of operations, our expectations concerning our plans to follow through on investments in support of critical customers and program ramps, our expectations for business and market conditions, positioning and growth aspirations in our various markets, our expectations for the launch and success of our Data Center solutions business model, statements regarding market and geographic cycles and downturns for MACOM in terms of revenue and demand, our expectations regarding growth in the second half of the calendar year and any other statements regarding future trends, business strategies, competitive position, industry conditions, acquisitions and market opportunities. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "seeks," "should," "will," "would" or similar expressions and the negatives of those terms.

These forward-looking statements reflect MACOM's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those expressed in any forward-looking statement. Although MACOM believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including the potential that we are unable to identify and timely enter into new markets for our products, such as our publicly-announced market opportunities in Cloud Data Centers, 100G optical networks, 10G PON, 25G lasers, L-PICs, Active and Security Radar Antennas and our AlGaAs, heterolithic microwave ICs (HMIC), Indium Phosphide (InP) etched facet laser and GaN technologies, the potential that we are unable to timely deliver the quantities of our products targeting these or other applications at the right price point due to design challenges, manufacturing bottlenecks, supply shortages, yield issues or otherwise, the potential that the expected rollout of Cloud Data Center build-outs, 5G network upgrades, fiber-to-the-home network technology or other new optical or other network technology deployments in the U.S., China, Japan and other geographies fails to occur, occurs more slowly than we expect or does not result in the amount or type of new business we anticipate, lower than expected demand in the Cloud Data Center market, the optical network infrastructure market or any or all of our primary end markets or from any or all of our large OEM customers based on seasonal effects, regulatory action (such as the ZTE export ban or ongoing Huawei investigation and resulting charges or other denial orders prohibiting sales to Chinese customers) or inaction, technology shifts, standards changes, macro-economic weakness or otherwise, and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, intellectual property and regulatory nature, the potential for greater than expected pricing pressure and average selling price erosion based on attempts to win or maintain market share, competitive factors, technology shifts or otherwise, the impact of international trade agreements, including new or potential increases in existing trade tariffs, on our business, our suppliers, or our customers, our potential inability to ramp key new products into volume production with acceptable manufacturing yields to satisfy key customer demand in a timely fashion, the potential for inventory obsolescence and related write-offs, a delay or failure to efficiently transition the activities from our Ithaca facility to our headquarters, the expense, business disruption or other impact of any current or future investigations, administrative actions, litigation or enforcement proceedings we may be involved in, the potential loss of access to any in-licensed intellectual property or inability to license technology we may require on reasonable terms, the impact of any claims of intellectual property infringement or misappropriation, which could require us to pay substantial damages for infringement, expend significant resources in prosecuting or defending such matters or developing non-infringing technology, incur material liability for royalty or license payments, or prevent us from selling certain of our products, greater than expected dilutive effect on earnings of our equity issuances, outstanding indebtedness and related interest expense and other costs, our failure to realize the expected economies of scale, lowered production cost, increased customer penetration and other anticipated benefits of our previously announced GaN intellectual property licensing program or supply chain build-out initiatives, the potential for defense spending cuts, program delays, cancellations or sequestration, failures or delays by any customer in winning business or to make purchases from us in support of such business, lack of adoption or delayed adoption by customers and industries we serve of Cloud Data Centers, MACsec, single-Lambda PAM4, MMICs, L-PICs, Active and Security Antennas, SPAR tiles, GaN, InP lasers, AlGaAs HMIC, or other solutions offered by us, failures or delays in porting and qualifying GaN or InP process technology to our fabrication facilities or third party facilities and achieving anticipated manufacturing economies of scale, lower than expected utilization and absorption in our manufacturing facilities, lack of success or slower than expected success in our new product development or new product introduction efforts, loss of key personnel to competitors or otherwise, failure of any announced transaction to close in accordance with its terms, failure to successfully integrate acquired companies, technologies or products or realize synergies associated with acquisitions, the potential that we will experience difficulties in managing the personnel and operations associated with our acquisitions, loss of business due to competitive factors, product or technology obsolescence, customer program shifts or otherwise, the potential for a shift in the mix of products sold in any period toward lower-margin products or a shift in the geographical mix of our revenues, the impact of any executed or abandoned acquisition, divestiture, joint venture, financing or restructuring activity, the impact of supply shortages or other disruptions in our internal or outsourced supply chain, the impact of changes in export, environmental or other laws applicable to us, the relative success of our cost-savings initiatives, as well as those factors described in "Risk Factors" in MACOM's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 28, 2018, as filed on November 16, 2018 and its Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2018, as filed on February 6, 2019. Except as required by law, MACOM undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Discussion Regarding the Use of Historical and Forward-Looking Non-GAAP Financial Measures
In addition to GAAP reporting, MACOM provides investors with financial measures that have not been calculated in accordance with United States Generally Accepted Accounting Principles ("GAAP"), such as: non-GAAP gross profit and gross margin, non-GAAP income from operations and operating margin, non-GAAP operating expenses, non-GAAP net income, non-GAAP diluted earnings per share, adjusted EBITDA and Free Cash Flow. From time to time in this release or elsewhere, we may alternatively refer to such non-GAAP measures as “adjusted” measures. This non-GAAP information excludes the effect, where applicable, of discontinued operations, intangible amortization expense, share-based compensation costs, impairment and restructuring charges, changes in common stock warrant liability, financing and litigation costs, acquisition and integration related costs, equity investment gains and losses, divested business losses, other costs and the tax effect of each adjustment.

Management believes that these excluded items are not reflective of our underlying performance. Management uses these non-GAAP financial measures to: evaluate our ongoing operating performance and compare it against prior periods, make operating decisions, forecast future periods, evaluate potential acquisitions, compare our operating performance against peer companies and assess certain compensation programs. The exclusion of these and other similar items from our non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual. We believe this non-GAAP financial information provides additional insight into our ongoing performance and have therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of our ongoing operations and enable more meaningful period-to-period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Investors are cautioned against placing undue reliance on these non-GAAP financial measures and are urged to review and consider carefully the adjustments made by management to the most directly comparable GAAP financial measures to arrive at these non-GAAP financial measures. Non-GAAP financial measures may have limited value as analytical tools because they may exclude certain expenses that some investors consider important in evaluating our operating performance or ongoing business performance. Further, non-GAAP financial measures may have limited value for purposes of drawing comparisons between companies because different companies may calculate similarly titled non-GAAP financial measures in different ways because non-GAAP measures are not based on any comprehensive set of accounting rules or principles.

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Company Contact:
MACOM Technology Solutions Holdings, Inc.
Stephen Ferranti
Vice President of Investor Relations
P: 978-656-2977
E: stephen.ferranti@macom.com

Investor Relations Contact:
Shelton Group
Leanne K. Sievers
EVP, Investor Relations
P: 949-224-3874
E: lsievers@sheltongroup.com